SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    AUGUST 9, 2000


                                  TALK.COM INC.

               (Exact Name of Registrant as Specified in Charter)



                  DELAWARE                                 000-26728                         23-2827736
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)




                                  TALK.COM INC.

                           12020 SUNRISE VALLEY DRIVE

                             RESTON, VIRGINIA 22091

          (Address of Principal Executive Offices, Including Zip Code)
                                 (703) 391-7500

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On August 9, 2000, pursuant to an Agreement and Plan of Merger dated as of March 24, 2000, as amended (the "Merger Agreement"), Aladdin Acquisition Corp. ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of Talk.com Inc. ("Talk.com"), merged with and into Access One Communications Corp. ("Access One"), a New Jersey corporation (the "Merger"). Under the terms of the Merger Agreement, Access One stockholders will receive 0.571428 shares of Talk.com's common stock in exchange for each share of Access One common stock outstanding at the effective time of the Merger. As a result of the consummation of the Merger, Access One continued as the surviving corporation and has become a wholly-owned subsidiary of Talk.com. Based upon the 19,242,102 shares of Access One common stock outstanding as of the closing date, and 2,057,889 shares of Access One common stock issuable under certain outstanding warrants that will be converted directly into Talk.com common stock based on the same conversion ratio, Talk.com expects to issue approximately 12,171,411 shares of Talk.com common stock in connection with the Merger. In addition, outstanding options and warrants to purchase an aggregate of approximately 3.7 million shares of Access One common stock will be exchanged for equivalent Talk.com options and warrants to purchase an aggregate of approximately 2.1 million shares of Talk.com common stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         The audited financial statements of the business acquired, Access One Communications Corp., required by this item, including (i) the audited consolidated balance sheets of Access One and subsidiaries as of October 31, 1999 and 1998, and the related audited consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the years ended October 31, 1999, 1998 and 1997, together with the notes thereto, (ii) the unaudited consolidated balance sheet of Access One and subsidiaries as of April 30, 2000, and the related unaudited consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the three month and six month periods ended April 30, 2000 and 1999, together with the notes thereto, (iii) the audited balance sheets of OmniCall, Inc. as of December 31, 1998 and 1997 and the audited statements of operations, stockholders' equity (deficit) and cash flows of OmniCall, Inc. for the years then ended, together with the notes thereto, and (iv) the unaudited statements of operations and cash flows of OmniCall, Inc. for the period from January 1, 1999 through November 29, 1999, together with the notes thereto, are incorporated herein by reference to Talk.com's Registration Statement on Form S-4 (No. 333-40980), filed with the Securities and Exchange Commission on July 7, 2000 (the "Registration Statement").

     (b) Pro Forma Financial Information.

         The pro forma financial information required by this item is contained in the pro forma financial statements set forth in the Registration Statement, and is hereby incorporated by reference.

     (c) Exhibits.

         The following exhibits are filed with this Report.

Exhibit No.         Description
-----------         -----------

2.1 Agreement and Plan of Merger by and among Talk.com Inc., Aladdin Acquisition Corp. and Access One Communications Corp., dated as of March 24, 2000, and Amendment thereto (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus forming a part of the Registration Statement).

2.2 Voting Agreement, dated as of March 24, 2000, by and among Talk.com Inc., Aladdin Acquisition Corp., Access One Communications Corp. and the other signatories identified on the signature pages thereto (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus forming a part of the Registration Statement).

2.3 Indemnification Agreement, dated March 24, 2000, by and among Talk.com Inc. and Access One Communications Corp. (incorporated by reference to Annex C to the Joint Proxy Statement/Prospectus forming a part of the Registration Statement).

2.4 Escrow Agreement, dated as of August 9, 2000, among Talk.com Inc., Aladdin Acquisition Corp., Access One Communications Corp., Kenneth G. Baritz and Wilmington Trust Company, as Escrow Agent. (filed herewith)

99.1 Press Release of Talk.com Inc., dated August 9, 2000. (filed herewith)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TALK.COM INC.


Date:  August 10, 2000              By:       /s/ Aloysius T. Lawn, IV
                                         -----------------------------
                                         Name:    Aloysius T. Lawn, IV
                                         Title:   Executive Vice President -
                                                  General Counsel and Secretary

                                  EXHIBIT INDEX




Exhibit No.         Description
-----------         -----------

2.1 Agreement and Plan of Merger by and among Talk.com Inc., Aladdin Acquisition Corp. and Access One Communications Corp., dated as of March 24, 2000, and Amendment thereto (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus forming a part of the Registration Statement).

2.2 Voting Agreement, dated as of March 24, 2000, by and among Talk.com Inc., Aladdin Acquisition Corp., Access One Communications Corp. and the other signatories identified on the signature pages thereto (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus forming a part of the Registration Statement).

2.3
                    Indemnification Agreement, dated March 24, 2000, by and among Talk.com Inc. and Access One Communications Corp. (incorporated by reference to Annex C to the Joint Proxy Statement/Prospectus forming a part of the Registration Statement).

2.4 Escrow Agreement, dated as of August 9, 2000, among Talk.com Inc., Aladdin Acquisition Corp., Access One Communications Corp., Kenneth G. Baritz and Wilmington Trust Company, as Escrow Agent. (filed herewith)

99.1 Press Release of Talk.com Inc., dated August 9, 2000 (filed herewith)

                                                                     EXHIBIT 2.4

                                                                  Execution Copy

                                ESCROW AGREEMENT

                  This ESCROW AGREEMENT (the "Agreement") is dated effective August 9, 2000, by and among TALK.COM, INC., a Delaware corporation ("Parent"), ALADDIN ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent ("Parent Subsidiary"), ACCESS ONE COMMUNICATIONS CORP., a New Jersey corporation (the "Target"), KENNETH G. BARITZ (the "Representative"), and Wilmington Trust Company, a Delaware banking corporation, as Escrow Agent (the "Escrow Agent").

                              W I T N E S S E T H:

                  WHEREAS, Parent, Parent Subsidiary and Target entered into an Agreement and Plan of Merger dated March 24, 2000 (the "Merger Agreement"), pursuant to which Parent agreed to acquire all of the outstanding shares of voting common stock, $0.001 par value per share (the "Common Stock"), of the Target pursuant to a merger of Parent Subsidiary with and into Target (the "Merger");

                  WHEREAS, at and as of the effective time of the Merger each holder of Common Stock, including holders of warrants convertible into Common Stock, will be converted into the right to receive a certain number of Parent's common stock, par value $0.01 per share (the "Parent Shares")

                  WHEREAS, certain indemnification obligations exist under the Merger Agreement and the Indemnification Agreement (as defined in the Merger Agreement) and these indemnification obligations are secured by the pledge of the amount of Parent Shares as provided in the Merger Agreement (constituting 10% of the Merger Consideration) and identified on Exhibit A attached hereto and incorporated herein (the "Pledged Stock") by the holders thereof ("Pledgees"); and

                  WHEREAS, to provide for the appropriate administration of the Pledged Stock, Target, Parent and Parent Subsidiary desire to establish an escrow account with the Escrow Agent subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Parent, Parent Subsidiary, Target and the Escrow Agent (collectively, the "Parties" and sometimes, individually, a "Party"), intending to be legally bound, hereby agree as follows:

                  1. Appointment. Parent, Parent Subsidiary and Target hereby appoint the Escrow Agent as escrow agent, and the Escrow Agent hereby accepts such appointment, on the terms and conditions set forth herein. Target hereby appoints the Representative to act as the agent of the holders of the Pledged Stock hereunder, which Representative shall have full authority to act on behalf of the Pledgees with respect to the Pledged Stock for purposes of this Agreement and the Indemnification Agreement.

         2.       Establishment of Escrow.

                          (a) Concurrently herewith,  Target is depositing stock
certificates and warrant certificates representing the Pledged Stock with the Escrow Agent, together with stock powers executed in blank related thereto.

                          (b) The  Escrow  Agent  shall  hold and  disburse  the
Pledged Stock deposited with the Escrow Agent under this Agreement (the "Escrow Stock") pursuant to and in accordance with this Agreement.

                          (c) The Escrow Agent shall disburse  Escrow Stock only
when and to the extent required by Section 3 hereof.

                  3.       Release from Escrow; Escrow Period.

                          (a) Parent and Parent  Subsidiary may at any time, and
from time to time, prior to the termination of this Agreement deliver written instructions to the Escrow Agent, with a copy to the Representative, directing the Escrow Agent to disburse all or a portion of the Escrow Stock to any person (including Parent and Parent Subsidiary) in the amounts specified therein for the purpose (but only for the purpose) of satisfying any obligation based on, arising from or in connection with all claims for indemnification asserted in writing by the Parent, Parent Subsidiary or Surviving Corporation pursuant to the Indemnification Agreement. On the fifteenth business day after delivery of these instructions to Representative, and provided that the Representative has not objected to such notice in writing delivered to both the Parent and Escrow Agent and the dispute has not been resolved as provided in the Indemnification Agreement, Escrow Agent shall release to Parent and Parent Subsidiary all or part of the Escrow Stock in accordance with these instructions. All such disputes shall be resolved as provided in the Indemnification Agreement.

                          (b) On or  promptly  after  August  9,  2001,  or,  if
earlier, on the date on which the Representative, Parent and Parent Subsidiary deliver to the Escrow Agent a written statement that no further liability exists pursuant to the Merger Agreement, the Escrow Agent shall disburse to the Pledgees, in accordance with the joint instructions of the parties, all Escrow Stock then held by it (i) less any amounts which it shall have then previously been instructed to disburse pursuant to Section 3(a) hereof but shall not have disbursed for any reason.

                          (c) Upon receipt by the Escrow Agent from time to time
and at any time during the term of this Agreement of joint written instructions executed by the Representative, Parent and Parent Subsidiary or a court order or arbitration award directing disbursement of Escrow Stock, the Escrow Agent shall promptly disburse Escrow Stock then held by it to the persons and in the amounts specified therein.

                          (d)  Notwithstanding  anything contained herein to the
contrary, the Escrow Agent shall not be required at any time to disburse more than the aggregate amount of Escrow Stock then held by it.

                          (e)  Nothing  contained  herein  shall  obligate or be
construed to obligate the Representative, Parent and Parent Subsidiary to submit any dispute or claim to arbitration.

                          (f) This Agreement,  except Sections 4, 5 and 6, shall
terminate on disbursement of all Escrow Stock.

                  4.       Responsibilities and Duties of Escrow Agent.

                          (a) The Escrow Agent shall not incur any liability for
following the instructions herein contained or provided for in any written instructions given by the Representative, Parent and/or Parent Subsidiary pursuant to the terms hereof. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, shall fail to receive written instructions or shall receive instructions, claims or demands from any other Party which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other Parties or by a final order or judgment of a court of competent jurisdiction.

                          (b) The Escrow  Agent may rely and shall be  protected
in acting or refraining from acting on any written notice, instruction or request furnished to it hereunder. The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other material presented to or deposited with it nor any liability for any action taken, suffered or omitted in accordance with any written instructions or certificates given to it hereunder and believed by it to be signed by the proper party or parties.

                          (c) The  Escrow  Agent  shall  not be  liable  for any
action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred on it by this Agreement. The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the opinion of such counsel.

                          (d)  The  Escrow   Agent  shall  not  be  required  to
institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings that may be instituted against it by third parties with respect to the subject matter of this Agreement. If the Escrow Agent does elect to act it will do so only to the extent that it is indemnified to its satisfaction against the cost and expense of such defense or initiation.

                          (e) The  duties  and  responsibilities  of the  Escrow
Agent are those herein specifically provided and no other. The Escrow Agent shall not have any liability under, or duty to inquire into, the terms and provisions of the Merger Agreement or of any other agreement or instrument, other than this Agreement. Its duties are ministerial in nature and the Escrow Agent shall not incur any liability whatsoever other than for its own willful misconduct or gross negligence.

                  5. Indemnification. Parent, Parent Subsidiary and the Representative on behalf of the Pledgees hereby, jointly and severally, agree to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with its duties, obligations or performance as escrow agent under this Agreement, except as caused by its gross negligence or willful misconduct, including the legal costs and expenses of defending itself against or initiating any claim or liability in connection with its performance hereunder. The terms of this paragraph shall survive the termination of (i) this Agreement and, (ii) with respect to claims arising in connection with the Escrow Agent's duties while acting as such, the resignation or removal of the Escrow Agent.

                  6. Expenses of Escrow Agent. The Representative on behalf of the Pledgees, Parent and Parent Subsidiary, jointly and severally, agree to pay or reimburse the Escrow Agent on request for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in connection with carrying out its duties hereunder.

                  7. Discharge and Resignation of Escrow Agent. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving the Representative, Parent and Parent Subsidiary at least 30 days prior notice in writing of such resignation, but such resignation shall not be effective until a successor escrow agent shall have been appointed and shall have accepted such appointment in writing. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the Representative, Parent and Parent Subsidiary the Escrow Stock on presentation of the document appointing the successor escrow agent and its acceptance thereof whereupon all of the Escrow Agent's duties and obligations hereunder shall cease and terminate. If no successor escrow agent is so appointed within the 30 day period following such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent.

                  8. Notice. All notices required or permitted to be given pursuant to this Agreement shall be given in writing, shall be transmitted by registered or certified mail, postage prepaid, and shall be addressed as follows:

                  When Escrow Agent is the intended recipient:

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, DE  19890
                           Attention:  Margaret Pulgini
                           Facsimile: (302) 427-4605

                  If to Parent or Parent Subsidiary:

                           Talk.com, Inc.
                           6805 Route 202
                           New Hope, PA  18938
                           Attention: Aloysius T. Lawn, IV, Esq.
                           Executive Vice President -
                               General Counsel and Secretary
                           Facsimile:  (215) 862-1960

                           With a copy to:

                           Kelley Drye & Warren LLP
                           1200 19th Street, N.W.
                           Suite 500
                           Washington, D.C.  20036
                           Attention:  Joseph B. Hoffman, Esq.
                           Facsimile:  (202) 955-9792

                  When the Pledgees or the Representative are the intended recipients:

                           Kenneth G. Baritz
                           3427 NW 55th Street
                           Fort Lauderdale, FL
                           Facsimile: (954) 739-2476

                  A Party may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by giving written notice to that effect to the other Parties. Each notice transmitted in the manner described in this Section 8 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been delivered to the addressee as indicated by the return receipt.

                  9. Entire Agreement; Binding Effect; Assignment. The terms and provisions of this Agreement together with the Indemnification Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof. This Agreement shall be binding on and inure to the benefit of the Parties and their respective successors and assigns. No Party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other Parties. In the case of any inconsistency or conflict between the provisions of this Agreement and the provisions of the Merger Agreement, the provisions of this Agreement shall govern.

                  10. Amendments. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by all of the other Parties and, if its rights, duties, immunities or indemnities as Escrow Agent are affected thereby, unless it shall have given its prior written consent thereto.

                  11. Governing Law; Jurisdiction. Except as expressly set forth below, this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Each Party appoints C-T Corporation (the "Process Agent") as his or its agent to receive on his or its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding. Any Party may make service on any other Party by sending or delivering a copy of the process (A) to the Party to be served at the address and in the manner provided for the giving of notices in Section 8 above or (B) to the party to be served in care of the Process Agent at the address and in the manner provided for the giving of notices in Section 8 above. Nothing in this Section 11, however, shall affect the right of any Party to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. EACH OF PARENT, PARENT SUBSIDIARY, TARGET, REPRESENTATIVE (ON BEHALF OF PLEDGEES) AND ESCROW AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  12. Headings; Counterparts. The headings in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts.

                  13.    No  Modification  of  Merger  Agreement.   Except  as
expressly provided herein, the rights and obligations of Parent, Parent Subsidiary and Target in this Agreement shall in no way affect their respective rights and obligations under the Merger Agreement.

                IN  WITNESS  WHEREOF,   the  Parties  have  duly  executed  this
Agreement effective the date first above written.

                               ACCESS ONE COMMUNICATIONS CORP.


                               By:    /s/ Elizabeth Stallings
                                      ------------------------------------------
                               Name:  Elizabeth Stallings
                               Title: President


                               ALADDIN ACQUISITION CORP.


                               By:    /s/ Aloysius T. Lawn IV
                                      ------------------------------------------
                               Name:  Aloysius T. Lawn IV
                               Title: Executive Vice President -
                                      General Counsel and Secretary


                               TALK.COM, INC.


                                By:   /s/ Aloysius T. Lawn IV
                                      ------------------------------------------
                                Name:  Aloysius T. Lawn IV
                                Title: Executive Vice President -
                                       General Counsel and Secretary


                                      /s/ Ken Baritz
                                      ------------------------------------------
                                      Kenneth G. Baritz (as Representative)


                                WILMINGTON TRUST COMPANY,
                                   as Escrow Agent


                                By:   /s/ D. P. Fontello
                                      ------------------------------------------
                                Name:  David P. Fontello
                                Title: Vice President